Exhibit 24.1
POWER OF ATTORNEY

	KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Keiser and Edward W. Moneypenny, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Company's Registration Statement regarding the ORYX ENERGY COMPANY EQUITY AND DEFERRED COMPENSATION FOR NON-EMPLOYEE DIRECTORS on Form S-8 under the Securities Exchange Act of 1933 and any or all amendments thereto and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


		    Signature                     Title                      Date

/s/     ROBERT L. KEISER     Chairman of the Board, President,     May 2, 1996
	   Robert L. Keiser     and Chief Executive Officer
					    (principal executive officer)

/s/   EDWARD W. MONEYPENNY   Executive Vice President, Finance,    May 2, 1996
	 Edward W. Moneypenny   Cheif Financial Officer (principal
					    financial officer), and Director

/s/    ROBERT L. THOMPSON    Comptroller and Corporate Planning    May 2, 1996
	  Robert L. Thompson    Director (principal accounting
					    officer)

/s/      JERRY W. BOX        Executive Vice President, Chief       May 2, 1996
	    Jerry W. Box        Operating Officer and Director

/s/   WILLIAM E. BRADFORD    Director                              May 2, 1996
	 William E. Bradford

/s/      ROBERT B. GILL      Director                              May 2, 1996
	    Robert B. Gill

/s/  DAVID S. HOLLINGSWORTH  Director                              May 2, 1996
	David S. Hollingsworth

/s/  CHARLES H. PISTOR, JR.  Director                              May 2, 1996
	Charles H. Pistor, Jr.

/s/     PAUL R. SEEGERS      Director                              May 2, 1996
	   Paul R. Seegers

/s/  IAN L. WHITE-THOMSON    Director                              May 2, 1996
	Ian L. White-Thomson